UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2024, Performance Food Group Company (the “Company”) and Performance Food Group, Inc., a Colorado corporation and wholly owned subsidiary of the Company (“Buyer”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Cheney Bros., Inc. Shares Trust, a Florida irrevocable trust (“Cheney Bros., Inc. Shares Trust”), Joseph N. Cheney Trust, a Florida irrevocable trust (“Joseph N. Cheney Trust”) (Cheney Bros., Inc. Shares Trust, prior to its termination, and Joseph N. Cheney Trust, at any point thereafter, “Seller 1”), June Claire Cheney Russell Trust, a Florida irrevocable trust (“Seller 2”), CD&R Chip Holdings, L.P., a Cayman Islands exempt limited partnership (“CD&R” and, together with Seller 1 and Seller 2, “Sellers”), Cheney Bros., Inc., a Florida corporation (“Cheney Brothers”), and Michael Sullivan as Sellers’ Representative. Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, Buyer will purchase all of the outstanding capital stock of Cheney Brothers for $2,095,000,000 in cash, subject to customary adjustments set forth in the Purchase Agreement for Cheney Brothers’ combined debt, cash, transaction expenses and net working capital (the “Transaction”).

The Transaction is subject to various closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act (the “HSR Act Clearance”) and the absence of a burdensome condition (as defined in the Purchase Agreement) being a condition to the receipt of the HSR Act Clearance, (ii) the absence of any legal restraint preventing the consummation of the Transaction, (iii) the accuracy of each party’s representations and warranties and compliance by the parties with their respective covenants (subject to materiality qualifiers), (iv) the absence of a material adverse effect on Cheney Brothers and (v) the satisfaction of other conditions customary for a transaction of this type.

The Purchase Agreement contains certain termination rights for Buyer, Sellers and Cheney Brothers, including if (i) the closing does not occur by August 13, 2026 (the “End Date”), (ii) the other party breaches any of its representations, warranties or covenants (subject to materiality thresholds and cure periods) or (iii) a legal restraint preventing the Transaction has become final and nonappealable.

The Company must pay Cheney Brothers a termination fee of $115,225,000 under certain circumstances if the Purchase Agreement is terminated because (i) the HSR Act Clearance is not obtained prior to the End Date or a legal restraint related to any other antitrust or competition approval under applicable law prevents closing of the transactions prior to the End Date or (ii) a legal restraint related to the HSR Act Clearance or any other antitrust or competition approvals under any applicable law has become final and nonappealable.

The parties each made customary representations, warranties and covenants in the Purchase Agreement, including the obligation of Cheney Brothers to conduct its businesses in the ordinary course of business and to refrain from taking specified actions without the consent of the Company. In addition, the Company has agreed to take all actions necessary to eliminate any regulatory impediment against the Transaction, except that the Company is not required to divest any of its assets or certain assets of Cheney Brothers.

The parties’ representations and warranties do not survive the closing, and in connection with the Purchase Agreement, the Company bound a customary representations and warranties insurance policy as recourse for certain losses arising out of any breach of the Sellers’ and Cheney Brothers’ representations and warranties in the Purchase Agreement and certain pre-closing taxes of Cheney Brothers.

The foregoing description of the Purchase Agreement and the Transaction is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference in its entirety. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Cheney Brothers. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and are subject to standards of materiality applicable to the parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement may be subject to important qualifications and limitations agreed to by the Company, Buyer, Sellers and Cheney Brothers in connection with the negotiated terms of the Purchase Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement.

Item 2.02 Results of Operations.

On August 14, 2024, the Company issued a press release announcing the results of the Company’s operations for the fiscal quarter and fiscal year ended June 29, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On August 14, 2024, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, on August 14, 2024, the Company will hold its quarterly earnings conference call and make a simultaneous presentation to investors to discuss the Transaction. The investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, Exhibit 99.2 and Exhibit 99.3, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Stock Purchase Agreement, dated as of August 13, 2024, by and among Performance Food Group, Inc., Performance Food Group Company, Cheney Bros., Inc. Shares Trust, Joseph N. Cheney Trust, June Claire Cheney Russell Trust, CD&R Chip Holdings, L.P., Cheney Bros., Inc. and Michael Sullivan*

99.1	Press Release of Performance Food Group Company, dated August 14, 2024, announcing results for the fiscal quarter and fiscal year ended June 29, 2024.
99.2	Press Release of Performance Food Group Company, dated August 14, 2024, announcing agreement to acquire Cheney Bros, Inc.
99.3	Investor Presentation of Performance Food Group Company, dated August 14, 2024
104	Cover page Interactive Data File (embedded within Inline XBRL document).

*

Schedules (and similar attachments) to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, completion and subsequent integration of our proposed acquisition of Cheney Bros., Inc. (the “Cheney Brothers Transaction”) and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2023 filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2023 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024 filed with the SEC on May 8, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•
economic factors, including inflation or other adverse changes such as a downturn in economic conditions or a public health crisis, negatively affecting consumer confidence and discretionary spending;
•
our reliance on third-party suppliers;
•
labor relations and cost risks and availability of qualified labor;
•
costs and risks associated with a potential cybersecurity incident or other technology disruption;
•
our reliance on technology and risks associated with disruption or delay in implementation of new technology;
•
competition in our industry is intense, and we may not be able to compete successfully;
•
we operate in a low margin industry, which could increase the volatility of our results of operations;
•
we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;
•
our profitability is directly affected by cost inflation and deflation and other factors;
•
we do not have long-term contracts with certain of our customers;
•
group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;
•
changes in eating habits of consumers;
•
extreme weather conditions, including hurricane, earthquake and natural disaster damage;
•
volatility of fuel and other transportation costs;
•
our inability to adjust cost structure where one or more of our competitors successfully implement lower costs;
•
our inability to increase our sales in the highest margin portion of our business;
•
changes in pricing practices of our suppliers;
•
our growth strategy may not achieve the anticipated results;
•
risks relating to acquisitions, including the risks that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;
•
environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;
•
our inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of electronic cigarette and other alternative nicotine products;
•
a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;
•
the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;
•
adverse judgments or settlements or unexpected outcomes in legal proceedings;

•
negative media exposure and other events that damage our reputation;
•
decrease in earnings from amortization charges associated with acquisitions;
•
impact of uncollectibility of accounts receivable;
•
increase in excise taxes or reduction in credit terms by taxing jurisdictions;
•
the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;
•
risks relating to our substantial outstanding indebtedness, including the impact of interest rate increases on our variable rate debt;
•
our ability to raise additional capital on commercially reasonable terms or at all; and
•
the following risks related to the Cheney Brothers Transaction:
o
the risk that U.S. federal antitrust clearance or other approvals required for the Cheney Brothers Transaction may be delayed or not obtained or are obtained subject to conditions (including divestitures) that are not anticipated that could require the exertion of our management’s time and our resources or otherwise have an adverse effect on us;
o
the risk that we could owe a $115.2 million termination fee to Cheney Brothers under certain circumstances relating to a failure to obtain U.S. federal antitrust clearance or any other required antitrust or competition approvals;
o
the possibility that certain conditions to the consummation of the Cheney Brothers Transaction will not be satisfied or completed on a timely basis and accordingly the Cheney Brothers Transaction may not be consummated on a timely basis or at all;
o
uncertainty as to the expected financial performance of the combined company following completion of the Cheney Brothers Transaction;
o
the possibility that the expected synergies and value creation from the Cheney Brothers Transaction will not be realized or will not be realized within the expected time period;
o
the exertion of our management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third party consents or approvals for the Cheney Brothers Transaction;
o
the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Cheney Brothers Transaction or that the integration of Cheney Brothers’ foodservice business will be more difficult or time consuming than expected;
o
the availability of debt financing for the Cheney Brothers Transaction;
o
a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness;
o
unexpected costs, charges or expenses resulting from the Cheney Brothers Transaction;
o
the inability to retain key personnel;
o
disruption from the announcement, pendency and/or completion of the Cheney Brothers Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, other business partners or regulators, making it more difficult to maintain business and operational relationships; and
o
the risk that, following the Cheney Brothers Transaction, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 14, 2024	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary